Foreign Revenue, Income before Income Taxes, Net Income and Assets from Foreign Operations (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenue	$ 14,479	$ 14,680	$ 13,816
Asset	358,990	325,266
United Kingdom
Revenue	2,300	2,200	2,100
Asset	$ 40,000	$ 28,300	$ 44,700
Percentage of revenue	16.00%	15.00%	15.00%
Percentage of asset	11.00%	9.00%	18.00%